                                                                    Exhibit 99.1

For release: January 13, 2004, 6:00 am EST              Contact: Mark Rittenbaum

               GREENBRIER REPORTS STRONG PROFITS, GROWS BACKLOG,
                     WILL RECAPITALIZE EUROPEAN OPERATIONS

LAKE OSWEGO, OREGON, JANUARY 13, 2004 -

Highlights

      - Strong performance in both North America and Europe drove profitability for the first fiscal quarter ended November 30, 2003.

      - Net earnings for the first quarter of fiscal 2004 were $4.2 million, or $.28 per diluted share. This compares to a net loss of $0.7 million, or $.05 per diluted share, in the first quarter of fiscal 2003, and to net income of $3.3 million, or $.23 per diluted share, for the fourth quarter ended August 31, 2003.

      - Revenues for the quarter grew by 16% to $112 million, compared to the prior year's first quarter.

      - New railcar deliveries in North America, including those from the Company's unconsolidated Mexican joint venture, grew by nearly 45% to 1,700 units, up from 1,200 units in the prior year's first quarter.


      - New railcar manufacturing backlog in North America and Europe was 11,500 units valued at $620 million at November 30, 2003, up from 10,700 units valued at $580 million at August 31, 2003.

      - An updated letter of intent was signed with a private equity group to recapitalize the Company's European freight car operations.

      - The Company continues to maintain strong liquidity. After additions to the lease fleet and plant improvements of $10 million and debt reductions of $7 million during the quarter, and cash usage for working capital needs, cash balances were $51 million. Unused lines of credit remained at nearly $110 million in North America.

      - EBITDA from continuing operations for the first quarter of 2004 was $13 million, up from $8 million in the prior year's first quarter, and $11 million in the fourth quarter of 2003.

      The Greenbrier Companies [NYSE:GBX] today reported profitable results for its first fiscal quarter ended November 30, 2003. Higher production rates, improved margins and operating efficiencies continue to drive results. Both continuing North American and discontinued European operations reported profits for the quarter.

      New railcar backlog remains strong in both North America and Europe, stretching into fiscal 2005. The November 30, 2003 backlog includes 9,900 units valued at $480 million from North American operations and 1,600 units valued at $140 million from European operations. The August 31, 2003 backlog included 9,000 units valued at $440 million in North America and 1,700 units valued at $140 million in Europe.

William A. Furman, president and chief executive officer, said, "Our strong railcar and marine manufacturing backlog provides good financial visibility stretching well into fiscal 2005. The leasing & services segment is also benefiting from the market rebound. Our lease fleet of 12,000 owned railcars realized 95% "on lease" utilization for the quarter, up from 92% at the end of the prior quarter. We intend to continue to add to our lease fleet during the year and to pursue other accretive investments."

Furman added, "The recapitalization of our European operation is proceeding on schedule. The Company has entered into a letter of intent with private investors, subject to satisfactory third party debt financing, completion of final documentation, obtaining necessary Polish government clearance, and other conditions. After the recapitalization, Greenbrier will maintain a small minority interest and assume a passive role. The Company remains committed to completing the recapitalization during its second fiscal quarter of 2004. In the meantime, Greenbrier Europe continues its return to profitability and has produced improved financial results."

The Greenbrier Companies (www.gbrx.com), headquartered in Lake Oswego, Oregon, is a leading supplier of transportation equipment and services to the railroad industry in North America. Greenbrier builds new railroad freight cars in the U.S., Canada and Mexico, and repairs and refurbishes freight cars and wheels at thirteen locations across North America. The Company also builds new railroad freight cars and refurbishes freight cars for the European market through its manufacturing operations in Poland and various sub-contractor facilities throughout Europe. At Greenbrier's Portland, Oregon manufacturing facility, it builds ocean-going barges for the maritime industry. The Company produces rail castings through an unconsolidated joint venture and also manufactures new freight cars through the use of unaffiliated subcontractors. Greenbrier owns approximately 12,000 railcars and performs management services for approximately 113,000 railcars.

      Except for historical information contained herein, this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements as to expectations, beliefs, and future financial performance. These forward-looking statements are dependent on a number of factors, business risks and issues, a change in which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors, risks and issues are set forth from time to time under "Forward-Looking Statements," in Management's Discussion and Analysis of Financial Condition and Results of Operations in Greenbrier's SEC filings and reports. Any forward-looking statement speaks only as of the date on which such statement is made. Greenbrier undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

The Greenbrier Companies will host a teleconference to discuss first quarter 2004 results. Teleconference details are as follows:

      Tuesday, January 13, 2004
      7:30 am Pacific Standard Time
      Real-time Audio Access:  ("Newsroom" at http://www.gbrx.com)

Please access the site 10 minutes prior to the start time. Following the call, a replay will be available on the same site.

THE GREENBRIER COMPANIES, INC.
Condensed Consolidated Balance Sheets
(In thousands, unaudited)

                                                 November       August
                                                    30,           31,
                                                   2003          2003
                                                 --------      --------
Assets
   Cash and cash equivalents                     $ 51,212      $ 75,700
   Accounts and notes receivable                   61,572        59,669
   Inventories                                    103,279        91,310
   Investment in direct finance leases             34,971        41,821
   Equipment on operating leases                  144,599       139,047
   Property, plant and equipment                   56,108        56,684
   Other                                           23,423        23,483
   Discontinued operations                         58,222        51,234
                                                 --------      --------
                                                 $533,386      $538,948
                                                 ========      ========

Liabilities and Stockholders' Equity
   Revolving notes                               $  6,007      $  5,267
   Accounts payable and accrued liabilities       102,012       114,459
   Participation                                   56,378        55,901
   Deferred revenue                                36,090        39,776
   Deferred income taxes                           18,908        16,127
   Notes payable                                  106,569       110,715
   Discontinued operations                         65,827        59,742

   Subordinated debt                               18,923        20,921

   Subsidiary's shares subject to mandatory         4,034         4,898
   redemption

   Stockholders' equity                           118,638       111,142
                                                 --------      --------
                                                 $533,386      $538,948
                                                 ========      ========

                                                  THE GREENBRIER COMPANIES, INC.

Consolidated Statements of Operations
(In thousands, except per share amounts, unaudited)

                                                  Three Months Ended
                                                      November 30,
                                               ------------------------
                                                  2003           2002
                                               ---------       --------
Revenue
   Manufacturing                               $  94,235       $ 79,211
   Leasing & services                             17,896         17,678
                                               ---------       --------
                                                 112,131         96,889

Cost of revenue
   Manufacturing                                  85,144         74,335
   Leasing & services                             10,836         11,566
                                               ---------       --------
                                                  95,980         85,901

Margin                                            16,151         10,988

Other costs
   Selling and administrative expense              8,167          6,670
   Interest expense                                2,079          3,282
                                               ---------       --------
                                                  10,246          9,952

Earnings before income taxes,
  minority interest and equity
  in loss of unconsolidated subsidiary             5,905          1,036

Income tax expense                                (2,490)          (396)
                                               ---------       --------
Earnings before minority
  interest and equity in loss
  of unconsolidated subsidiary                     3,415            640

Minority interest                                     --            (18)
Equity in loss of
  unconsolidated subsidiary                         (318)          (517)
                                               ---------       --------

Earnings from continuing operations                3,097            105

Earnings (loss) from
discontinued operations (net of tax)               1,058           (848)
                                               ---------       --------
Net earnings (loss)                            $   4,155       $   (743)
                                               =========       ========

Basic earnings (loss) per common share:
   Continuing operations                       $    0.22       $   0.01
   Discontinued operations                          0.07          (0.06)
                                               ---------       --------
   Net earnings (loss)                         $    0.29       $  (0.05)
                                               =========       ========

Diluted earnings (loss) per common share:
   Continuing operations                       $    0.21       $   0.01
   Discontinued operations                          0.07          (0.06)
                                               ---------       --------
   Net earnings (loss)                         $    0.28       $  (0.05)
                                               =========       ========

Weighted average common shares:
   Basic                                          14,353         14,121
   Diluted                                        14,890         14,121

                                                  THE GREENBRIER COMPANIES, INC.


Consolidated Statements of Cash Flows
(In thousands, unaudited)

                                                              Three Months Ended
                                                                  November 30,
                                                            -----------------------
                                                              2003           2002
                                                            --------       --------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings (loss)                                      $  4,155       $   (743)
   Adjustments to reconcile net earnings (loss) to net
   cash (used in) provided by operating activities:
      (Earnings) loss from discontinued operations            (1,058)           848
      Other changes in discontinued operations                   155            196
      Deferred income taxes                                    2,781         (1,888)
      Depreciation and amortization                            5,176          4,446
      Gain on sales of equipment                                (146)           (29)
      Other                                                    2,756            549
      Decrease (increase) in assets:
        Accounts and notes receivable                         (1,903)           773
        Inventories                                          (12,061)       (10,817)
        Other                                                    969            995
      Increase (decrease) in liabilities:
        Accounts payable and accrued liabilities             (12,440)         3,917
        Participation                                            477            860
        Deferred revenue                                      (3,495)         2,583
                                                            --------       --------
   Net cash (used in) provided by
   operating activities                                      (14,634)         1,690
                                                            --------       --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Principal payments received under
   direct finance leases                                       2,857          4,115
   Proceeds from sales of equipment                            4,057          4,018
   Investment in unconsolidated joint venture                 (1,005)            --
   Purchases of property and equipment                        (9,500)        (3,535)
                                                            --------       --------
   Net cash (used in) provided by
   investing activities                                       (3,591)         4,598
                                                            --------       --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Changes in revolving notes                                    740           (628)
   Repayments of notes payable                                (4,571)        (6,294)
   Repayments of subordinated debt                            (1,998)          (655)
   Exercise of stock options                                     534             --
   Purchase of subsidiary's shares subject
   to mandatory redemption                                      (968)            --
                                                            --------       --------
   Net cash used in financing activities                      (6,263)        (7,577)
                                                            --------       --------

DECREASE IN CASH AND CASH EQUIVALENTS                        (24,488)        (1,280)

CASH AND CASH EQUIVALENTS
   Beginning of period                                        75,700         58,777
                                                            --------       --------
   End of period                                            $ 51,212       $ 57,488
                                                            ========       ========

                                                  THE GREENBRIER COMPANIES, INC.

SUPPLEMENTAL DISCLOSURE
Reconciliation of Net Cash Provided by Operating Activities to EBITDA (In thousands, unaudited)


                                                           Three Months Ended
                                                              November 30,
                                                         -----------------------
                                                           2003          2002
                                                         --------       -------
Net cash (used in) provided by operating activities      $(14,634)      $ 1,690
Changes in working capital                                 28,453         1,689
Changes in discontinued operations                           (155)         (196)
Deferred income taxes                                      (2,781)        1,888
Gain on sales of equipment                                    146            29
Other                                                      (2,756)         (549)
Income tax expense                                          2,490           396
Interest expense                                            2,079         3,282
                                                         --------       -------
EBITDA from continuing operations                        $ 12,842       $ 8,229
                                                         ========       =======




1 "EBITDA" (earnings from continuing operations before interest, taxes, depreciation and amortization) is a useful liquidity measurement tool commonly used by rail supply companies and Greenbrier. It should not be considered in isolation or as a substitute for cash flows from operating activities or cash flow statement data prepared in accordance with generally accepted accounting principles.